Acquisition of Jake Marshall, LLC December 2021 Diverse භ Evolving භ Essential 1 Exhibit 99.2

Forward Looking Statements We make forward - looking statements in this presentation within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements relate to expectations or forecasts for future events, including, without limitation, our earnings, Adjusted EBITDA, revenues, expenses, backlog, capital expenditures or other future financial or business performance or strategies, results of operations or financial condition, and in particular statements regarding the impact of the COVID - 19 pandemic on the construction industry, timing of the recognition of backlog as revenue, the potential for recovery of cost overruns, the ability of the Company to successfully remedy the issues that have led to write - downs in various business units and the impacts of the Jake Marshall acquisition on our business results . These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions . These forward - looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong . Some of these risks and uncertainties may in the future be amplified by the COVID - 19 outbreak and there may be additional risks that we consider immaterial or which are unknown . Accordingly, forward - looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward - looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws . As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward - looking statements . Please refer to our most recent annual report on Form 10 - K, as well as our subsequent filings on Form 10 - Q and Form 8 - K, which are available on the SEC’s website (www . sec . gov), for a full discussion of the risks and other factors that may impact any forward - looking statements in this presentation . 2

3 Agenda Outline 01 Transaction Highlights 02 About Jake Marshall 03 Strategic Fit 04 Deal Terms 05 Selected Financial Information 06 Closing comments 3

4 Transaction Highlights Leading Market Position Dominant contractor in the protected Chattanooga MSA; serving industrial and institutional markets in Tennessee, Georgia and Alabama Well - Developed ODR Model Extensive industrial and institutional ODR relationships, high velocity of maintenance, repair, T&M and small capital project opportunities Extensive Fabrication Capabilities Utilization of fabrication as a competitive advantage and to reduce risk; intermediate - term opportunities for third - party sales of mechanical systems and components History of Superior Field Execution Strong gross margins exceeding 19% historically, with minimal variability; largely fixed cost structure provides significant operating leverage Value Creation Opportunities Leverage of industrial, healthcare and higher education resumes; deployment of design and engineering capabilities, development of institutional mechanical service business 01 02 04 03 05 06 Operating Momentum Record backlog and increasing field activity levels; substantial coverage of 2022 revenue forecast with further optionality from quick - hitting capital projects and fabrication 4

5 About Jake Marshall • Chattanooga, TN - based Jake Marshall is a specialty mechanical contractor occupying a dominant position in its core geographic markets of Southeastern Tennessee, Northern Georgia and Northern Alabama) • The Company benefits from a strong reputation for technical ability, exceptional customer service and a legacy of workforce development • Services offered includes the three core mechanical trades - piping, plumbing and sheetmetal - as well as fabrication, millwright and coating services • The business model is oriented toward owner - direct industrial maintenance, repair and small capital project opportunities, as well as mid - size and larger construction projects in selective institutional end - markets for long - time customers • Executive management team is long - tenured and well - regarded regionally, and will continue to lead the business unit into the future • Experience working with Limbach over the last several years 5

Excellent Strategic Fit

LIMBACH

Geographic Proximity

- ✓ Chattanooga location provides access to markets in Southeastern Tennessee, and Northern Georgia and Alabama
- ✓ Leading position in a smaller regional market
- ✓ Serving multiple, well-funded economic sectors
- ✓ Tennessee maintains an attractive business environment due to low taxes, lighter regulation and affordable electric power

Supports ODR Strategy

- ✓ A substantial portion of Marshall's existing work is ODR, with additional opportunities for expansion with TVA and other industrial and institutional customers
- ✓ Small average project size, and short average project duration
- ✓ Larger projects typically include substantial pre-fabrication scope, which serves to further reduce risk

Attractive Business Model

- ✓ Strong local market presence and labor relationships
- ✓ Strong relationships with key customers in light industrial and institutional end-markets (i.e., healthcare, higher education)
- ✓ Scale will be impactful to consolidated results; another profit engine in the portfolio
- ✓ Multiple elements of the ODR model, but valued like a contractor

Capability Expansion

- ✓ No existing Core Service capability
- ✓ No captive design/build or engineering capabilities
- ✓ Ability to leverage Limbach's Nashville healthcare presence
- ✓ Significant pre-fabrication capabilities can be leveraged across Limbach's branch portfolio
- ✓ Extensive industrial resume can be leveraged across Limbach's branch portfolio

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7 Transaction Terms and Structure Valuation • The net consideration paid at closing was $ 20 million in cash 1 , which represents an enterprise value multiple of approximately 4 . 5 x historical average EBITDA 2 • Additional earn - out opportunities totaling an aggregate maximum of up to $ 6 million contingent on performance in calendar years 2022 and 2023 3 Structure and Financing • Acquisition of 100 % of the equity of Jake Marshall, LLC and affiliated business • Enterprise value of $ 20 million financed with available cash in the amount of $ 10 million and additional term loan borrowings of $ 10 million provided by the Company’s lenders o No increase in Prime interest rate margin o Incremental term debt amortizable monthly in the amount of approximately $ 120 , 000 per month T RANSACTION S TRUCTURE Cash at Closing 1 $20 million Includes $10 million of incremental term debt Contingent Consideration $6 million Subject to performance in 2022 and 2023 2 Total $26 million 1. Total consideration received by the Sellers was (i) $21.3 million, consisting of the $20 million enterprise value consideration paid by Limbach plus (ii) Jake Marshall’s cash on hand, net of a working capital adjustment, which was retained by the Sellers. Subject to customary post - closing adjustments. 2. Based on audited financial statements for the years 2014 - 2020. 3. Each earn - out payment is contingent on Jake Marshall generating not less than $8 million in gross profit, and would be maximized at $10 million or more in gross profit. The earn - out payment would be earned ratably as the Company’s gross profit increases from $8 million to $10 million. Each earn - out payment opportunity is independent of the other. 7

8 Jake Marshall – Financial Highlights Selected Business / Financial Highlights 1. Based on audited financial statements for the years 2014 - 2020 . • Average 1 annual revenue of more than $45 million • History of strong and consistent field execution and gross margins • Average 1 annual EBITDA of more than $4.5 million • Business mix includes substantial ODR exposure Jake Marshall - Operations • Jake Marshall to operate as a distinct branch, similar to existing operations • Management and organization to remain intact • Potential revenue synergies in sales, design/engineering, service offering 8

9 Key Considerations / Closing Comments Excellent strategic fit across all vectors Go - to - market strategy and business model supports Limbach’s focus on ODR Carefully structured to be immediately accretive and appropriately capitalized Focus will be on top - line synergies; expanding Jake Marshall wallet share Perpetuation of Jake Marshall organization, operations, and management team Questions? 9